UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 15, 2004

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
(Exact name of registrant as specified in its charter)

New York	333-25029	36-7233686
(State or other jurisdic-	(Commission File	(IRS Employer
tion of incorporation)	Number)	Identification No.)

National Rural Utilities Cooperative
Finance Corporation
Woodland Park
2201 Cooperative Way, Herndon, VA		20171-3025
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code:		(703) 709-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

In accordance with Section 5.1 of the First Amendment to the Trust Agreement, a semi-annual report dated December 15, 2004 was sent to certificateholders. A copy of the report appears as an exhibit to this filing.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed herewith:
20.1	Semi-annual Report to Certificateholders dated December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE

FINANCE CORPORATION

/s/ Steven L. Lilly
Steven L. Lilly, Chief Financial Officer

December 20, 2004

Exhibit 20.1
To the holders of:

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
CUSIP: 781681 AU 5

The following information has been furnished to us, as your Trustee, by National Rural Utilities Cooperative Finance Corporation (the "Servicer"), pursuant to Section 5.1 of the First Amendment to the Trust Agreement dated as amended November 18, 1997.

Certificate Payment Date:	December 15, 2004

Distribution to Certificateholders	$2,197,578.00

Allocable to Principal	$1,900,000.00
Allocable to Interest	$297,578.00

Payment Received From Cooperative (Grantor)	$3,785,575.40
Principal	$1,900,000.00
Interest	$1,885,575.40

Service Fees Paid to Servicer	$23, 082.60

Payments Related to Swap Agreement
Payment Received From Morgan (Swap Provider)	$297,578.00
Payment to Morgan (Swap Provider)	$1,862,492.80

Principal Balance of Certificates Outstanding After Principal Payment:	$47,740,000.00

The Cooperative assigned to the Trust certain rights under an interest rate swap agreement (the "Swap Agreement"). The counterparty to the Swap Agreement is JP Morgan Chase Bank (successor to Morgan Guaranty Trust Company of New York ("Morgan")). Pursuant to the Swap Agreement, the Trust pays to Morgan a fixed rate of interest on the outstanding notional amount, and Morgan pays the Trust a variable rate of interest on the outstanding notional amount. The structure is designed such that the interest amounts paid by the Cooperative to the Trust are the same amounts paid to Morgan, pursuant to the Swap Agreement, plus the amounts payable to CFC, as servicer. The amounts paid by Morgan to the Trust under the Swap Agreement are the same as the interest payable by the Trust to the Certificateholders.

No delinquency in payment under either the Note, the Guarantee or the Swap Agreement has occurred and no Event of Servicing Termination, or, to the best of the Servicer's knowledge, event that with notice or lapse of time or both would become an Event of Servicing Termination, has occurred and is continuing.

I, the undersigned, do hereby certify that I am a Responsible Officer of National Rural Utilities Cooperative Finance Corporation, and as such officer, I further certify that to the best of my knowledge and belief, the Semiannual Report is complete and accurate.

NATIONAL RURAL UTILITIES COOPERATIVE

FINANCE CORPORATION

/s/ Steven L. Lilly
Steven L. Lilly, Chief Financial Officer

December 20, 2004